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Exhibit 10.98

MEMORANDUM OF LEASE

        This Memorandum of Lease dated the 11th day of September, 2000, entered into between the City of LaGrange, Missouri, a Special Charter City, and Municipal Corporation ("Landlord"), and Mark Twain Casino, L.L.C., a Missouri Limited Liability Company ("Tenant"), whose mailing address is P. O. Box 385, St. Joseph, Missouri 64502.

  WITNESSETH:

        1.     That by Lease dated December 29, 1999, (the "Lease") Landlord has demised and leased to Tenant and Tenant has rented from Landlord those certain premises (the "premises") located in the City of LaGrange, County of Lewis, and State of Missouri, more specifically described on Exhibit A attached hereto and incorporated herein by this reference, and the land thereunder and the rights, easements and privileges granted to Tenant in the Lease.

        2.     That the term of the Real Estate Lease begins on December 13, 1999, and continues for the shorter period of May 12, 2001, or until the Tenant commences gaming operations within the City of LaGrange, Missouri. Thereafter, if Tenant shall have commenced a gaming operation within the City of LaGrange, Missouri, prior to May 12, 2001, Tenant shall have the first option to renew the Lease for an additional period of 10 years and for four additional successive periods of five years each.

        3.     The Real Estate Lease, and any and all extensions and amendments thereto, contain other terms which grant to Tenant certain rights and impose upon Landlord certain obligations, restrictions and responsibilities.

        4.     In addition to those terms referred to hereinabove, the Lease, and any and all amendments and extensions thereof, contain numerous other terms, covenants and conditions which likewise affect the Premises and notice is hereby given to the details of such terms, covenants and conditions.

        5.     This instrument does not alter, amend, modify or change the Real Estate Lease, and any and all amendments or extensions thereto, or the exhibits thereto in any respect. It is executed for the purpose of recordation in the records of Lewis County, Missouri, and it is the intent of the parties hereto that it shall be so recorded and shall give notice of and confirm the Lease and any and all amendments or extensions thereto.

        IN WITNESS WHEROF, Landlord and Tenant have caused this Memorandum of Lease to be duly executed as of the date first above written.

CITY OF LaGRANGE, MISSOURI
/s/ HAROLD L. LUDWIG
Harold L Ludwig, Mayor of City of LaGrange, Missouri
[Seal]
Attest:	/s/ PATTY SPINDLER Patty Spindler, City Clerk
MARK TWAIN CASINO, L.L.C.
		By:	/s/ WILLIAM M. GRACE
William M. Grace, President of CARDINAL GAMING, L.L.C. as authorized Manager of MARK TWAIN CASINO, L.L.C.
STATE OF MISSOURI	)
) ss.
COUNTY OF LEWIS	)

        On this 11th day of September, 2000, before me personally appeared Harold Ludwig, in his capacity as Mayor of the City of LaGrange, to me known to be the person described in and who executed the foregoing instrument on behalf of the City of LaGrange, and acknowledged that he executed the same with prior City Council approval, as the City's free act and deed.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in LaGrange, the county and state aforesaid, the day and year first above written.

/s/ PATRICIA A. SPINDLER Notary Public
My Commission Expires: [Seal]	[Stamp]

STATE OF MISSOURI	)
) ss.
COUNTY OF BUCHANAN	)

        On this 11th day of Sept., 2000, before me personally appeared William M. Grace to me personally known, who being by me duly sworn, did say that he is the Member of Mark Twain Casino, L.L.C., and that said instrument was signed and sealed in behalf of said Mark Twain Casino, L.L.C., and said Member acknowledged said instrument to be the free act and deed of said Mark Twain Casino, L.L.C.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in St. Joseph, Missouri, the day and year first above written.

/s/ PAMELA J. MURPHY Notary Public
My Commission Expires: [Seal]		[Stamp]
STATE OF MISSOURI	)	IN THE RECORDER'S OFFICE
) ss.
COUNTY OF LEWIS	)

        I, William B. Smith, Clerk of the Circuit Court and Ex-Officio Recorder of said County, do hereby certify that the within instrument of writing was on the 29th day of September, 2000, filed for record in this office at 9:00 o'clock a.m. and is duly recorded in the records of this office in Book 436 at Page 106.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at Monticello, Missouri, this 29th day of September, 2000.

[Seal]

/s/ WILLIAM B. SMITH	William B. Smith Recorder of Deeds
Deputy

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  Exhibit 10.98
MEMORANDUM OF LEASE